December 31, 2002

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       Oppenheimer                             Annual Report
       Total Return                             ----------
       Fund, Inc.                               Management
                                               Commentaries
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements



"The Fund's disciplined, blended growth-and-value investment approach has produced above-average returns for the most recent one-, five- and 10-year periods." 1



                                              [LOGO OMITTED] OppenheimerFunds(R)
                                                         The Right Way to Invest

HIGHLIGHTS

    CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Managers

 7  Fund Performance

13  Financial Statements

35  Independent Auditors' Report

36  Federal Income Tax Information

37  Directors and Officers




Fund Objective
Oppenheimer Total Return Fund, Inc. seeks high total return.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares are ranked in the top 10% of large-cap core funds for the one year period ended December 31, 2002. 1


-------------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 12/31/02

          Without      With
          Sales Chg.   Sales Chg.
-------------------------------------
Class A   -17.80%      -22.53%
-------------------------------------
Class B   -18.54       -22.62
-------------------------------------
Class C   -18.45       -19.26
-------------------------------------
Class N   -18.15       -18.97
-------------------------------------
Class Y   -17.79



---------------------------------------------------------------------------
Top Ten Common Stock Holdings 2
SLM Corp.                                6.0%
Kohl's Corp.                             3.7
Johnson & Johnson                        2.9
Bed Bath & Beyond, Inc.                  2.7
Boeing Co.                               2.6
Microsoft Corp.                          2.6
American International Group, Inc.       2.5
Harley-Davidson, Inc.                    2.4
BP plc, ADR                              2.3
Nike, Inc., Cl. B                        2.2

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
---------------------------------------------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Large-Cap Core category, 76/933 for the 1-year, 120/489 for the 5-year and 54/154 for the ten-year periods ended 12/31/02. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns.
Past performance is no guarantee of future results.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of December 31, 2002, and are based on net assets.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value-- sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we


[SIDEBAR]
[PHOTO OF JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.


[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Total Return Fund, Inc.





                    1 | OPPENHEIMER TOTAL RETURN FUND, INC.

LETTER TO SHAREHOLDERS



also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,


/S/JAMES C. SWAIN            /S/JOHN V. MURPHY
-----------------            -----------------
James C. Swain               John V. Murphy
January 23, 2003


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                    2 | OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q
How would you characterize the Fund's performance during the period?
A. We are pleased that the Fund produced strong performance relative to its peers and most major stock indices during an unfavorable period for equity markets. While, of course, we would have preferred to deliver positive returns, we believe the recent period underscores the benefits of our growth-and-value investment strategy. Within the Fund's disciplined structure, we have marshaled the specialized skills of Oppenheimer's director of growth investing and director of value investing, backed by the expertise of their respective research teams. The result: a blended investment approach that has produced distinguished returns across a diverse range of market conditions, including the most recent one-, five- and 10-year periods. 3

What made this such a challenging period for stocks?
During the past year, we began to see indications that the U.S. economy was emerging from recession. However, the pace of recovery proved slower than many observers had forecast, raising doubts regarding the ability of many companies to meet earnings and revenue expectations. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at several prominent corporations undermined confidence in the accuracy of financial statements and the reliability of corporate governance at a variety of other companies. These conditions combined to drive stock prices broadly lower during the period.

[SIDEBAR]
Portfolio Management
Team
Bruce Bartlett
Chris Leavy



3. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Large-Cap Core category, 76/933 for the 1-year, 120/489 for the 5-year and 54/154 for the ten-year periods ended 12/31/02. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns.
Past performance is no guarantee of future results.



                    3 | OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How did you manage the Fund's investments in light of these conditions?
Among growth-oriented stocks, we emphasized companies that have exhibited consistent, predictable earnings growth, rather than seeking the fastest-growing companies. We believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market. On the value side, we generally focused on companies that we believed were well positioned for upturns in various cyclical businesses, such as defense contractors in the capital goods sector. We also invested in companies that have implemented operational or management changes that we believe offer the prospect of above-average earnings expectations within the next two to three years.

Which sectors and investments contributed most to the Fund's performance?
During the first half of the year, the Fund's holdings of various defense contractor stocks substantially boosted overall performance. Such stocks benefited from the increase in defense spending that accompanied the U.S.-led war on terrorism, and our company-by-company investment discipline led us to select these stocks well in advance of their rise. Financial stocks, the Fund's single largest area of holdings, provided above-average returns as well. In particular, we concentrated on government sponsored agencies, such as SLM Corp., that offered predictable earnings and relatively little risk, an investment profile that served them well during the period. The Fund's modest position in long-term bonds also contributed positively to performance.
   During the second half of the year, our financial sector holdings continued to deliver above-average returns. However, valuations of defense stocks began to outstrip company fundamentals. In response, we trimmed some of the Fund's defense-related positions. Instead, we increased the Fund's exposure to health care stocks, which led returns throughout the second half of the period. The Fund's health care holdings

[SIDEBAR]
Among growth-oriented stocks, we emphasized companies that have exhibited consistent, predictable earnings growth, rather than seeking the fastest-growing companies.


                    4 | OPPENHEIMER TOTAL RETURN FUND, INC.

were broadly based, including biotechnology companies with profitable products already in production, such as Gilead Sciences, Inc.; specialty surgical and medical products companies, such as Stryker Corp; and diversified medical product and service companies, such as Johnson & Johnson. The one area of health care we generally avoided was major pharmaceutical firms, which suffered during the period from less-than-attractive sales growth characteristics.
   As the period progressed, we also found a few select investment opportunities among attractively priced technology stocks, such as Dell Computer Corp. While most of the technology sector suffered due to weak levels of corporate capital spending on technology infrastructure, several of the Fund's holdings bucked the negative trend and helped to support our strong relative performance.

What investments were primarily responsible for the Fund's losses?
Declines in a handful of individual stocks across various sectors drove the Fund's losses during the period. For example, one of the Fund's long-time holdings, Tyco International Ltd., came under pressure when questions arose regarding its accounting practices. In that instance, lingering uncertainties regarding the company's future prospects led us to sell the Fund's position. However, the loss we sustained on this stock during the period was minor compared to the excellent returns that the holding generated in previous years. Furthermore, our disciplined investment approach enabled us to avoid most the stocks that were hardest hit by lapses in corporate governance or unexpected financial revelations.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended
12/31/02 4

Class A
1-Year    5-Year     10-Year
-----------------------------
-22.53%   -1.25%     7.61%

Class B             Since
1-Year    5-Year    Inception
-----------------------------
-22.62%   -1.12%    7.25%

Class C             Since
1-Year    5-Year    Inception
-----------------------------
-19.26%   -0.88%    6.24%

Class N             Since
1-Year    5-Year    Inception
-----------------------------
-18.97%   N/A      -14.10%

Class Y             Since
1-Year    5-Year    Inception
-----------------------------
-17.79%   0.03%     7.97%





4. See Notes on page 11 for further details.



                    5 | OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


What is your outlook for the Fund?
We believe the economy and markets are currently making a slow transition to a phase in which positive historical growth trends are increasingly likely to reassert themselves. However, markets are likely to remain volatile as long as investors remain uncertain regarding the timing and strength of the recovery. We believe the Fund's disciplined growth-and-value investment approach is particularly well suited to this uncertain environment. Our balance of coordinated growth-oriented and value-oriented investments should position the Fund to perform relatively well in a wide range of market conditions and economic cycles, making Oppenheimer Total Return Fund, Inc., a key part of The Right Way to Invest.


[SIDEBAR]
Portfolio Allocation 5

[PIE CHART OMITTED]
o Stocks              90.6%
o Cash Equivalents     6.6
o Bonds                2.8


Top Five Common Stock Industries 6
--------------------------------------------------------------
Diversified Financials                                  11.3%
--------------------------------------------------------------
Insurance                                                7.8
--------------------------------------------------------------
Health Care Providers & Services                         5.6
--------------------------------------------------------------
Multiline Retail                                         5.2
--------------------------------------------------------------
Pharmaceuticals                                          5.1




5. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on net assets.



                    6 | OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. During the 12-month period that ended December 31, 2002, the performance of Oppenheimer Total Return Fund, Inc., was affected by business and political uncertainties that undermined the impact of improving U.S. economic conditions. Nevertheless, the Fund performed much more strongly than most of its peers due to effective conduct of our combined growth and value investment discipline. During the first half of the year, the Fund achieved better-than-average performance with exceptionally strong individual selections in the areas of defense and financial stocks. Performance during the second half of the year was led by health care, financials and technology. The Fund's weakest performers were individual stocks in various investment areas that were hurt by company-specific issues or generally negative market trends. The Fund's holdings, management and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.




                    7 | OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

               Oppenheimer Total Return        S&P 500
                  Fund, Inc. (Class A)          Index
12/31/1992                  9,425                10,000
03/31/1993                 10,039                10,436
06/30/1993                 10,445                10,486
09/30/1993                 11,190                10,757
12/31/1993                 11,427                11,006
03/31/1994                 11,043                10,589
06/30/1994                 10,435                10,633
09/30/1994                 10,914                11,152
12/31/1994                 10,529                11,150
03/31/1995                 11,285                12,235
06/30/1995                 12,086                13,401
09/30/1995                 13,042                14,465
12/31/1995                 13,701                15,335
03/31/1996                 14,492                16,158
06/30/1996                 15,082                16,883
09/30/1996                 15,512                17,405
12/31/1996                 16,404                18,854
03/31/1997                 16,468                19,361
06/30/1997                 18,577                22,737
09/30/1997                 20,353                24,440
12/31/1997                 20,896                25,142
03/31/1998                 23,119                28,647
06/30/1998                 23,997                29,598
09/30/1998                 21,400                26,660
12/31/1998                 25,317                32,332
03/31/1999                 26,145                33,943
06/30/1999                 27,788                36,331
09/30/1999                 26,393                34,068
12/31/1999                 29,960                39,133
03/31/2000                 32,385                40,029
06/30/2000                 31,319                38,966
09/30/2000                 32,202                38,588
12/31/2000                 28,277                35,571
03/31/2001                 25,684                31,357
06/30/2001                 26,644                33,190
09/30/2001                 22,948                28,321
12/31/2001                 25,326                31,347
03/31/2002                 24,961                31,433
06/30/2002                 22,672                27,224
09/30/2002                 20,066                22,524
12/31/2002                 20,819                24,421

Average Annual Total Returns of Class A Shares of the Fund at 12/31/02*
1-Year  -22.53%   5-Year  -1.25%   10-Year  7.61%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH

            Oppenheimer Total Return   S&P 500
               Fund, Inc. (Class B)     Index
05/03/1993              10,000          10,000
06/30/1993              10,388          10,297
09/30/1993              11,094          10,562
12/31/1993              11,309          10,807
03/31/1994              10,890          10,398
06/30/1994              10,280          10,441
09/30/1994              10,735          10,950
12/31/1994              10,332          10,949
03/31/1995              11,044          12,013
06/30/1995              11,795          13,159
09/30/1995              12,711          14,204
12/31/1995              13,331          15,058
03/31/1996              14,064          15,866
06/30/1996              14,597          16,577
09/30/1996              14,987          17,090
12/31/1996              15,834          18,513
03/31/1997              15,851          19,011
06/30/1997              17,847          22,326
09/30/1997              19,502          23,998
12/31/1997              19,978          24,687
03/31/1998              22,084          28,129
06/30/1998              22,867          29,063
09/30/1998              20,345          26,178
12/31/1998              24,025          31,748
03/31/1999              24,771          33,329
06/30/1999              26,297          35,674
09/30/1999              24,976          33,452
12/31/1999              28,352          38,425
03/31/2000              30,647          39,305
06/30/2000              29,639          38,261
09/30/2000              30,474          37,891
12/31/2000              26,759          34,928
03/31/2001              24,306          30,790
06/30/2001              25,215          32,590
09/30/2001              21,716          27,809
12/31/2001              23,967          30,780
03/31/2002              23,622          30,865
06/30/2002              21,455          26,732
09/30/2002              18,989          22,116
12/31/2002              19,702          23,980

Average Annual Total Returns of Class B Shares of the Fund at 12/31/02*
1-Year  -22.62%    5-Year  -1.21%   Since Inception  7.25%

*See Notes on page 11 for further details.
The performance information for the S&P 500 Index in the graphs begins on 12/31/92 for Class A, 4/30/93 for Class B, 8/31/95 for Class C, 2/28/01 for
Class N and 5/31/94 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                    8 | OPPENHEIMER TOTAL RETURN FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

            Oppenheimer Total Return    S&P 500
               Fund, Inc. (Class C)      Index
08/29/1995              10,000            10,000
09/30/1995              10,381            10,422
12/31/1995              10,882            11,049
03/31/1996              11,473            11,642
06/30/1996              11,910            12,163
09/30/1996              12,234            12,540
12/31/1996              12,915            13,584
03/31/1997              12,929            13,949
06/30/1997              14,566            16,382
09/30/1997              15,914            17,609
12/31/1997              16,302            18,114
03/31/1998              18,001            20,639
06/30/1998              18,651            21,324
09/30/1998              16,600            19,208
12/31/1998              19,595            23,295
03/31/1999              20,188            24,455
06/30/1999              21,425            26,175
09/30/1999              20,298            24,545
12/31/1999              22,999            28,194
03/31/2000              24,813            28,840
06/30/2000              23,945            28,074
09/30/2000              24,564            27,802
12/31/2000              21,543            25,628
03/31/2001              19,531            22,592
06/30/2001              20,214            23,913
09/30/2001              17,371            20,404
12/31/2001              19,122            22,584
03/31/2002              18,825            22,647
06/30/2002              17,061            19,614
09/30/2002              15,075            16,228
12/31/2002              15,595            17,595

Average Annual Total Returns of Class C Shares of the Fund at 12/31/02*
1-Year  -19.26%    5-Year  -0.88%   Since Inception  6.24%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

             Oppenheimer Total Return     S&P 500
               Fund, Inc. (Class N)        Index
03/01/2001             10,000              10,000
03/31/2001              9,402               9,367
06/30/2001              9,745               9,915
09/30/2001              8,392               8,460
12/31/2001              9,246               9,364
03/31/2002              9,103               9,390
06/30/2002              8,264               8,132
09/30/2002              7,318               6,728
12/31/2002              7,568               7,295

Average Annual Total Returns of Class N Shares of the Fund at 12/31/02*
1-Year  -18.97%            Since Inception  -14.10%



                    9 | OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

             Oppenheimer Total Return        S&P 500
               Fund, Inc. (Class Y)           Index
06/01/1994              10,000               10,000
06/30/1994               9,587                9,755
09/30/1994              10,036               10,231
12/31/1994               9,686               10,230
03/31/1995              10,382               11,224
06/30/1995              11,123               12,294
09/30/1995              12,006               13,271
12/31/1995              12,613               14,069
03/31/1996              13,331               14,824
06/30/1996              13,878               15,489
09/30/1996              14,291               15,967
12/31/1996              15,121               17,297
03/31/1997              15,184               17,762
06/30/1997              17,134               20,860
09/30/1997              18,776               22,422
12/31/1997              19,283               23,066
03/31/1998              21,357               26,281
06/30/1998              22,174               27,154
09/30/1998              19,788               24,459
12/31/1998              23,396               29,663
03/31/1999              24,164               31,140
06/30/1999              25,700               33,331
09/30/1999              24,401               31,255
12/31/1999              27,731               35,902
03/31/2000              29,975               36,724
06/30/2000              28,996               35,748
09/30/2000              29,835               35,402
12/31/2000              26,194               32,634
03/31/2001              23,815               28,767
06/30/2001              24,704               30,450
09/30/2001              21,302               25,982
12/31/2001              23,498               28,758
03/31/2002              23,159               28,838
06/30/2002              21,035               24,976
09/30/2002              18,640               20,664
12/31/2002              19,317               22,405

Average Annual Total Returns of Class Y Shares of the Fund at 12/31/02*
1-Year  -17.79%     5-Year  0.03%    Since Inception  7.97%



*See Notes on page 11 for further details.
The performance information for the S&P 500 Index in the graphs begins on 12/31/92 for Class A, 4/30/93 for Class B, 8/31/95 for Class C, 2/28/01 for
Class N and 5/31/94 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                    10 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES


In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                    11 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                            Financial Statements
                                                                     Pages 13-34



                    12 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS December 31, 2002

                                                                    Market Value
                                                Shares                See Note 1
--------------------------------------------------------------------------------
Common Stocks--89.1%
--------------------------------------------------------------------------------
Consumer Discretionary--17.9%
--------------------------------------------------------------------------------
Auto Components--0.4%
Delphi Corp.                                 1,048,200              $  8,438,010
--------------------------------------------------------------------------------
Automobiles--2.4%
Harley-Davidson, Inc.                        1,245,000                57,519,000
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.5%
Mattel, Inc.                                   625,100                11,970,665
--------------------------------------------------------------------------------
Media--4.5%
Comcast Corp., Cl. A 1                       1,053,875                24,839,834
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares 1    1,737,800                45,061,154
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                 1,400,000                12,516,000
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR,
Preference                                   1,104,600                25,019,190
                                                                    ------------
                                                                     107,436,178

--------------------------------------------------------------------------------
Multiline Retail--5.2%
Costco Wholesale Corp. 1                     1,240,000                34,794,400
--------------------------------------------------------------------------------
Kohl's Corp. 1                               1,586,500                88,764,675
                                                                    ------------
                                                                     123,559,075

--------------------------------------------------------------------------------
Specialty Retail--2.7%
Bed Bath & Beyond, Inc.                      1,855,000                64,053,150
--------------------------------------------------------------------------------
Textiles & Apparel--2.2%
Nike, Inc., Cl. B                            1,191,500                52,986,005
--------------------------------------------------------------------------------
Consumer Staples--2.3%
--------------------------------------------------------------------------------
Food & Drug Retailing--1.7%
Walgreen Co.                                 1,430,000                41,741,700
--------------------------------------------------------------------------------
Tobacco--0.6%
Philip Morris Cos., Inc.                       345,900                14,019,327
--------------------------------------------------------------------------------
Energy--3.0%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.4%
Noble Corp. 1                                  283,000                 9,947,450
--------------------------------------------------------------------------------
Oil & Gas--2.6%
Ashland, Inc.                                  258,100                 7,363,593
--------------------------------------------------------------------------------
BP plc, ADR                                  1,337,400                54,365,310
                                                                    ------------
                                                                      61,728,903

--------------------------------------------------------------------------------
Financials--22.5%
--------------------------------------------------------------------------------
Banks--3.4%
Bank of America Corp.                          150,000                10,435,500
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)             1,808,100                43,322,076
--------------------------------------------------------------------------------
Wachovia Corp.                                 718,700                26,189,428
                                                                    ------------
                                                                      79,947,004





                    13 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                Shares                See Note 1
--------------------------------------------------------------------------------
Diversified Financials--11.3%
Capital One Financial Corp.                    378,200              $ 11,240,104
--------------------------------------------------------------------------------
Citigroup, Inc.                                686,666                24,163,777
--------------------------------------------------------------------------------
Franklin Resources, Inc.                     1,199,600                40,882,368
--------------------------------------------------------------------------------
Freddie Mac                                    639,800                37,780,190
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      332,700                12,625,965
--------------------------------------------------------------------------------
SLM Corp.                                    1,367,100               141,987,006
                                                                    ------------
                                                                     268,679,410

--------------------------------------------------------------------------------
Insurance--7.8%
Allstate Corp.                                 462,200                17,096,778
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                    567,000                31,888,080
--------------------------------------------------------------------------------
American International Group, Inc.           1,008,000                58,312,800
--------------------------------------------------------------------------------
MBIA, Inc.                                     832,000                36,491,520
--------------------------------------------------------------------------------
Prudential Financial, Inc.                   1,138,500                36,135,990
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A 1      44,356                   649,815
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1      91,132                 1,335,084
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                          50,000                 3,862,500
                                                                    ------------
                                                                     185,772,567

--------------------------------------------------------------------------------
Health Care--16.9%
--------------------------------------------------------------------------------
Biotechnology--1.5%
Gilead Sciences, Inc. 1                      1,065,000                36,210,000
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--4.7%
Biomet, Inc.                                   515,000                14,759,900
--------------------------------------------------------------------------------
Medtronic, Inc.                                600,000                27,360,000
--------------------------------------------------------------------------------
Stryker Corp.                                  744,500                49,970,840
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                 400,800                19,879,680
                                                                    ------------
                                                                     111,970,420

--------------------------------------------------------------------------------
Health Care Providers & Services--5.6%
Aetna, Inc.                                  1,026,400                42,205,568
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                        348,700                18,937,897
--------------------------------------------------------------------------------
Cardinal Health, Inc.                          500,000                29,595,000
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                     1,178,000                37,248,360
--------------------------------------------------------------------------------
Service Corp. International 1                1,340,000                 4,448,800
                                                                    ------------
                                                                     132,435,625

--------------------------------------------------------------------------------
Pharmaceuticals--5.1%
Forest Laboratories, Inc. 1                    360,000                35,359,200
--------------------------------------------------------------------------------
Johnson & Johnson                            1,275,000                68,480,250
--------------------------------------------------------------------------------
Pharmacia Corp.                                422,100                17,643,780
                                                                    ------------
                                                                     121,483,230




                    14 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                    Market Value
                                                Shares                See Note 1
--------------------------------------------------------------------------------
Industrials--9.7%
--------------------------------------------------------------------------------
Aerospace & Defense--4.7%
Boeing Co.                                   1,868,800              $ 61,651,712
--------------------------------------------------------------------------------
Lockheed Martin Corp.                          869,900                50,236,725
                                                                    ------------
                                                                     111,888,437

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.4%
Concord EFS, Inc. 1                          1,458,000                22,948,920
--------------------------------------------------------------------------------
Republic Services, Inc. 1                    1,014,500                21,284,210
--------------------------------------------------------------------------------
Waste Management, Inc.                         588,000                13,476,960
                                                                    ------------
                                                                      57,710,090

--------------------------------------------------------------------------------
Industrial Conglomerates--1.0%
Tyco International Ltd.                      1,400,000                23,912,000
--------------------------------------------------------------------------------
Road & Rail--1.6%
CNF Transportation, Inc.                     1,122,900                37,325,196
--------------------------------------------------------------------------------
Information Technology--9.9%
--------------------------------------------------------------------------------
Communications Equipment--1.4%
JDS Uniphase Corp. 1,2                       5,152,200                12,725,934
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                               533,700                19,421,343
                                                                    ------------
                                                                      32,147,277

--------------------------------------------------------------------------------
Computers & Peripherals--4.2%
Dell Computer Corp. 1                        1,663,000                44,468,620
--------------------------------------------------------------------------------
Hewlett-Packard Co.                          2,392,100                41,526,856
--------------------------------------------------------------------------------
International Business Machines Corp.          180,000                13,950,000
                                                                    ------------
                                                                      99,945,476

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.7%
Thermo Electron Corp. 1                      2,029,500                40,833,540
--------------------------------------------------------------------------------
Software--2.6%
Microsoft Corp. 1                            1,190,000                61,523,000
--------------------------------------------------------------------------------
Materials--3.2%
--------------------------------------------------------------------------------
Chemicals--0.7%
FMC Corp. 1                                    530,700                14,498,724
--------------------------------------------------------------------------------
Monsanto Co.                                    90,004                 1,732,577
                                                                    ------------
                                                                      16,231,301

--------------------------------------------------------------------------------
Metals & Mining--0.4%
Alcoa, Inc.                                    389,000                 8,861,420
--------------------------------------------------------------------------------
Paper & Forest Products--2.1%
Sappi Ltd., Sponsored ADR                    3,833,400                50,677,548
--------------------------------------------------------------------------------
Telecommunication Services--1.4%
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.4%
AT&T Corp.                                   1,285,240                33,557,616




                    15 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                   Market Value
                                                Shares               See Note 1
--------------------------------------------------------------------------------
Utilities--2.3%
--------------------------------------------------------------------------------
Electric Utilities--2.3%
Dominion Resources, Inc.                       737,500           $   40,488,750
--------------------------------------------------------------------------------
Exelon Corp.                                   262,500               13,852,125
                                                                 ---------------
                                                                     54,340,875
                                                                 ---------------
Total Common Stocks (Cost $2,005,257,609)                         2,118,851,495
--------------------------------------------------------------------------------
Other Securities--1.8%
Nasdaq-100 Unit Investment Trust 1
(Cost $43,101,491)                           1,735,900               42,303,883

                                                 Units
--------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Per-Se Technologies, Inc. Wts.,
Exp. 2/23/10 1,3 (Cost $0)                       2,204                       --

                                             Principal
                                                Amount
--------------------------------------------------------------------------------
U.S. Government Obligations--2.9%
U.S. Treasury Bonds:
6.625%, 2/15/27                           $ 25,675,000               31,726,700
STRIPS, 6.92%, 11/15/18 4                    4,000,000                1,795,732
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 2/15/07          31,200,000               35,805,682
                                                                 ---------------
Total U.S. Government Obligations (Cost $56,852,462)                 69,328,114

--------------------------------------------------------------------------------
Short-Term Notes--2.7%
Atlantic Asset Securitization Corp.,
1.37%, 1/10/03                              38,773,000               38,759,720
--------------------------------------------------------------------------------
Crown Point Capital Co., 1.82%, 1/22/03     25,000,000               24,980,021
                                                                 ---------------
Total Short-Term Notes (Cost $63,739,741)                            63,739,741

--------------------------------------------------------------------------------
Joint Repurchase Agreements--3.9%
Undivided interest of 8.03% in joint repurchase agreement
(Market Value $1,146,610,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $92,032,777 on 1/2/03,
collateralized by Federal National Mortgage Assn., 7%,
5/1/32, with a value of $505,123,311 and Federal Home Loan
Mortgage Corp., 5.50%, 12/1/32-1/1/33, with a value of
$665,564,559 (Cost $92,027,000)             92,027,000               92,027,000
--------------------------------------------------------------------------------
Total Investments, at Value
(Cost $2,260,978,303)                            100.4%           2,386,250,233
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets             (0.4)              (8,652,909)
                                          --------------------------------------
Net Assets                                       100.0%          $2,377,597,324
                                          ======================================




                    16 | OPPENHEIMER TOTAL RETURN FUND, INC.

Footnotes to Statement of Investments

1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                   Contracts   Expiration    Exercise       Premium    Market Value
             Subject to Call         Date       Price      Received      See Note 1
-----------------------------------------------------------------------------------
JDS Uniphase Corp.     8,937      3/24/03       $2.50      $429,832        $357,480


3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Zero coupon bond reflects effective yield on the date of purchase.

See accompanying Notes to Financial Statements.



                    17 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002



----------------------------------------------------------------------------------------
Assets
Investments, at value (cost $2,260,978,303)--see accompanying statement  $2,386,250,233
----------------------------------------------------------------------------------------
Cash                                                                            654,543
----------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                             17,600,040
Interest and dividends                                                        2,762,418
Shares of capital stock sold                                                    978,963
Other                                                                            17,467
                                                                         ---------------
Total assets                                                              2,408,263,664

----------------------------------------------------------------------------------------
Liabilities
Options written, at value (premiums received $429,832)--see
accompanying statement                                                          357,480
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                        24,968,186
Shares of capital stock redeemed                                              2,800,264
Distribution and service plan fees                                            1,365,461
Shareholder reports                                                             441,304
Transfer and shareholder servicing agent fees                                   309,993
Directors' compensation                                                           2,071
Other                                                                           421,581
                                                                         --------------
Total liabilities                                                            30,666,340

---------------------------------------------------------------------------------------
Net Assets                                                               $2,377,597,324
                                                                         ==============

---------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                     $   27,962,616
---------------------------------------------------------------------------------------
Additional paid-in capital                                                2,424,494,286
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                   (200,203,860)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                  125,344,282
                                                                         --------------
Net Assets                                                               $2,377,597,324
                                                                         ==============




                    18 | OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,933,396,515 and 226,781,318 shares of capital stock outstanding)        $8.53
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                   $9.05
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $334,345,373 and 39,841,266 shares of capital stock
outstanding)                                                               $8.39
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,561,017 and 7,451,638 shares of capital stock
outstanding)                                                               $8.40
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,277,986 and 504,211 shares of capital stock
outstanding)                                                               $8.48
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $43,016,433 and 5,047,726 shares of
capital stock outstanding)                                                 $8.52



See accompanying Notes to Financial Statements.




               19 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002



-----------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $180,329)       $  22,681,337
-----------------------------------------------------------------------------
Interest                                                          12,437,735
                                                               --------------
Total investment income                                           35,119,072

-----------------------------------------------------------------------------
Expenses
Management fees                                                   14,816,495
-----------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                            4,778,929
Class B                                                            4,314,910
Class C                                                              748,617
Class N                                                               17,553
-----------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                            3,871,683
Class B                                                              958,513
Class C                                                              173,646
Class N                                                                7,658
Class Y                                                              177,919
-----------------------------------------------------------------------------
Shareholder reports                                                  684,792
-----------------------------------------------------------------------------
Custodian fees and expenses                                          261,615
-----------------------------------------------------------------------------
Directors' compensation                                               48,339
-----------------------------------------------------------------------------
Other                                                                414,756
                                                               --------------
Total expenses                                                    31,275,425
Less reduction to custodian expenses                                  (3,930)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Class Y                                                  (40,768)
                                                               --------------
Net expenses                                                      31,230,727

-----------------------------------------------------------------------------
Net Investment Income                                              3,888,345


-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)           (168,364,404)
Closing and expiration of option contracts written                 1,454,221
                                                               --------------
Net realized loss                                               (166,910,183)
-----------------------------------------------------------------------------
Net change in unrealized depreciation on investments            (418,167,557)
                                                               --------------
Net realized and unrealized loss                                (585,077,740)

-----------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations           $(581,189,395)
                                                               ==============



See accompanying Notes to Financial Statements.




               20 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                         2002            2001
-------------------------------------------------------------------------------------
Operations
Net investment income                                 $    3,888,345  $   18,310,213
-------------------------------------------------------------------------------------
Net realized loss                                       (166,910,183)    (30,243,354)
-------------------------------------------------------------------------------------
Net change in unrealized depreciation                   (418,167,557)   (428,414,948)
                                                      -------------------------------
Net decrease in net assets resulting from operations    (581,189,395)   (440,348,089)

-------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                   (4,416,495)    (26,633,769)
Class B                                                           --        (454,728)
Class C                                                           --        (134,455)
Class N                                                           --         (14,619)
Class Y                                                     (150,710)       (559,748)
-------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           --     (10,525,742)
Class B                                                           --      (2,290,986)
Class C                                                           --        (361,434)
Class N                                                           --          (5,226)
Class Y                                                           --        (191,858)

-------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                 (266,363,910)   (123,242,709)
Class B                                                 (142,820,787)   (140,382,969)
Class C                                                  (11,675,631)     (4,858,928)
Class N                                                    3,583,776       1,362,136
Class Y                                                    3,271,274         332,876

-------------------------------------------------------------------------------------
Net Assets
Total decrease                                          (999,761,878)   (748,310,248)
-------------------------------------------------------------------------------------
Beginning of period                                    3,377,359,202   4,125,669,450
                                                      -------------------------------
End of period                                         $2,377,597,324  $3,377,359,202
                                                      ===============================


See accompanying Notes to Financial Statements.




               21 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------


Class A     Year Ended December 31,             2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
Per Share Operating Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.40      $11.78      $13.25      $12.23      $11.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .03         .08         .15         .14         .16
Net realized and unrealized gain (loss)        (1.88)      (1.31)       (.84)       2.01        2.09
                                              ----------------------------------------------------------
Total from investment operations               (1.85)      (1.23)       (.69)       2.15        2.25
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income            (.02)       (.11)       (.15)       (.12)       (.15)
Distributions from net realized gain              --        (.04)       (.63)      (1.01)       (.87)
                                              ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.02)       (.15)       (.78)      (1.13)      (1.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.53      $10.40      $11.78      $13.25      $12.23
                                              ==========================================================

--------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (17.80)%    (10.43)%     (5.62)%     18.34%      21.16%

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $1,933,397  $2,665,614  $3,161,399  $3,157,204  $2,594,324
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $2,255,746  $2,847,999  $3,382,139  $2,756,760  $2,387,815
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           0.29%       0.66%       1.17%       1.12%       1.31%
Expenses                                        0.96%       0.90%       0.87%       0.87%       0.86% 3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           95%        116%         61%         34%         38%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                    22 | OPPENHEIMER TOTAL RETURN FUND, INC.

Class B     Year Ended December 31,             2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period          $10.30     $ 11.65     $ 13.10     $ 12.10     $ 10.89
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (.05)       (.01)        .05         .04         .06
Net realized and unrealized gain (loss)        (1.86)      (1.29)       (.84)       1.98        2.08
                                              ----------------------------------------------------------
Total from investment operations               (1.91)      (1.30)       (.79)       2.02        2.14
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              --        (.01)       (.03)       (.01)       (.06)
Distributions from net realized gain              --        (.04)       (.63)      (1.01)       (.87)
                                              ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   --        (.05)       (.66)      (1.02)       (.93)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.39      $10.30      $11.65      $13.10      $12.10
                                              ==========================================================

--------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (18.54)%    (11.15)%     (6.36)%     17.37%      20.25%

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $334,345    $570,715    $800,063  $1,152,235  $1,201,741
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $430,844    $658,336    $964,967  $1,196,118  $1,080,395
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                   (0.55)%     (0.13)%      0.37%       0.32%       0.50%
Expenses                                        1.80%       1.69%       1.66%       1.67%       1.67% 3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           95%        116%         61%         34%         38%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                    23 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class C     Year Ended December 31,             2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period          $10.30      $11.67      $13.13      $12.13      $10.92
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (.06)       (.01)        .04         .04         .06
Net realized and unrealized gain (loss)        (1.84)      (1.30)       (.82)       1.98        2.08
                                              ----------------------------------------------------------
Total from investment operations               (1.90)      (1.31)       (.78)       2.02        2.14
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              --        (.02)       (.05)       (.02)       (.06)
Distributions from net realized gain              --        (.04)       (.63)      (1.00)       (.87)
                                              ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   --        (.06)       (.68)      (1.02)       (.93)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.40      $10.30      $11.67      $13.13      $12.13
                                              ==========================================================

--------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (18.45)%    (11.24)%     (6.33)%     17.37%      20.20%

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $62,561     $90,440    $108,522     $75,886     $58,082
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $74,785     $98,104    $ 97,172     $66,185     $46,558
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                   (0.56)%     (0.13)%      0.37%       0.31%       0.50%
Expenses                                        1.81%       1.69%       1.67%       1.68%       1.67% 3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           95%        116%         61%         34%         38%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                    24 | OPPENHEIMER TOTAL RETURN FUND, INC.

Class N    Year Ended December 31,                         2002    2001 1
Per Share Operating Data
Net asset value, beginning of period                     $10.36    $11.38
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .07       .02
Net realized and unrealized loss                          (1.95)     (.88)
                                                         -------------------
Total from investment operations                          (1.88)     (.86)
----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --      (.12)
Distributions from net realized gain                         --      (.04)
                                                         -------------------
Total dividends and/or distributions
to shareholders                                              --      (.16)
----------------------------------------------------------------------------
Net asset value, end of period                           $ 8.48    $10.36
                                                         ===================

----------------------------------------------------------------------------
Total Return, at Net Asset Value 2                       (18.15)%   (7.54)%

----------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $4,278    $1,368
----------------------------------------------------------------------------
Average net assets (in thousands)                        $3,519    $  593
----------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                              (0.10)%    0.20%
Expenses                                                   1.30%     1.23%
----------------------------------------------------------------------------
Portfolio turnover rate                                      95%      116%



1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.





                    25 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y     Year Ended December 31,             2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period          $10.40      $11.78      $13.26      $12.24      $11.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .03         .09         .17         .17         .17
Net realized and unrealized gain (loss)        (1.88)      (1.31)       (.84)       2.00        2.10
                                              ----------------------------------------------------------
Total from investment operations               (1.85)      (1.22)       (.67)       2.17        2.27
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income            (.03)       (.12)       (.18)       (.14)       (.16)
Distributions from net realized gain              --        (.04)       (.63)      (1.01)       (.87)
                                              ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.03)       (.16)       (.81)      (1.15)      (1.03)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.52      $10.40      $11.78      $13.26      $12.24
                                             ============================================================

--------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (17.79)%    (10.29)%     (5.54)%     18.53%      21.33%

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $43,016     $49,223     $55,685     $52,442     $38,874
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $45,669     $50,147     $57,358     $47,152     $33,687
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           0.36%       0.80%       1.29%       1.32%       1.39%
Expenses                                        0.97%       0.80%       0.75%       0.67%       0.80% 3
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of transfer
agent fees                                      0.88%       0.76%       0.75%       0.67%       0.80%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           95%        116%         61%         34%         38%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                    26 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.




                    27 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                 Expiring
                 -----------------------------------------
                 2009                         $ 28,070,048
                 2010                          121,979,230
                                              ------------
                 Total                        $150,049,278
                                              ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $42,883,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.





                    28 | OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $678,860. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                Year Ended         Year Ended
                                         December 31, 2002  December 31, 2001
                 ------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                $4,567,205        $27,797,319
                 Long-term capital gain                 --         13,375,246
                 Return of capital                      --                 --
                                                -----------------------------
                 Total                          $4,567,205        $41,172,565
                                                =============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss  $(200,203,860)
                 Net unrealized appreciation      125,344,282
                                                -------------
                 Total                          $ (74,859,578)
                                                =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                    29 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended December 31, 2002  Year Ended December 31, 2001 1
                                Shares         Amount         Shares         Amount
-------------------------------------------------------------------------------------
Class A
Sold                        22,175,353  $ 207,161,497     25,921,086  $ 283,703,176
Dividends and/or
distributions reinvested       444,406      3,849,088      3,278,140     33,076,415
Redeemed                   (52,218,777)  (477,374,495)   (41,129,301)  (440,022,300)
                           ----------------------------------------------------------
Net decrease               (29,599,018) $(266,363,910)   (11,930,075) $(123,242,709)
                           ==========================================================

-------------------------------------------------------------------------------------
Class B
Sold                         5,343,932  $  48,517,132      7,471,668  $  81,063,268
Dividends and/or
distributions reinvested            --             --        259,417      2,594,550
Redeemed                   (20,918,007)  (191,337,919)   (20,966,189)  (224,040,787)
                           ----------------------------------------------------------
Net decrease               (15,574,075) $(142,820,787)   (13,235,104) $(140,382,969)
                           ==========================================================

-------------------------------------------------------------------------------------
Class C
Sold                         1,449,622  $  13,177,118      1,980,889  $  21,586,341
Dividends and/or
distributions reinvested            --             --         46,377        464,379
Redeemed                    (2,775,302)   (24,852,749)    (2,550,987)   (26,909,648)
                           ----------------------------------------------------------
Net decrease                (1,325,680) $ (11,675,631)      (523,721) $  (4,858,928)
                           ==========================================================

-------------------------------------------------------------------------------------
Class N
Sold                           470,552  $   4,446,707        136,100  $   1,403,002
Dividends and/or
distributions reinvested            --             --          1,972         19,831
Redeemed                       (98,380)      (862,931)        (6,033)       (60,697)
                           ----------------------------------------------------------
Net increase                   372,172  $   3,583,776        132,039  $   1,362,136
                           ==========================================================

-------------------------------------------------------------------------------------
Class Y
Sold                         2,039,450  $  19,215,691      2,157,290  $  23,718,885
Dividends and/or
distributions reinvested        17,423        150,709         74,490        751,606
Redeemed                    (1,743,210)   (16,095,126)    (2,222,825)   (24,137,615)
                           ----------------------------------------------------------
Net increase                   313,663  $   3,271,274          8,955  $     332,876
                           ==========================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.





                    30 | OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $2,483,459,190 and $2,591,217,116, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,268,272,744 was composed of:

                     Gross unrealized appreciation $ 295,924,645
                     Gross unrealized depreciation  (177,947,156)
                                                   --------------
                     Net unrealized appreciation   $ 117,977,489
                                                   ==============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.





                    31 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A    Concessions    Concessions    Concessions    Concessions
                    Front-End       Front-End     on Class A     on Class B     on Class C     on Class N
                Sales Charges   Sales Charges         Shares         Shares         Shares         Shares
                   on Class A     Retained by    Advanced by    Advanced by    Advanced by    Advanced by
Year Ended             Shares     Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
-------------------------------------------------------------------------------------------------------------
December 31, 2002  $1,494,098        $506,476        $55,432     $1,288,447        $94,616        $35,836

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A         Class B         Class C        Class N
                      Contingent      Contingent      Contingent     Contingent
                        Deferred        Deferred        Deferred       Deferred
                   Sales Charges   Sales Charges   Sales Charges  Sales Charges
                     Retained by     Retained by     Retained by    Retained by
Year Ended           Distributor     Distributor     Distributor    Distributor
-------------------------------------------------------------------------------
December 31, 2002        $15,967      $1,359,169          $9,892         $2,890

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $4,778,929, all of which were paid by the Distributor to recipients, and included $343,059 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                Distributor's
                                                 Distributor's      Aggregate
                                                     Aggregate   Unreimbursed
                                                  Unreimbursed  Expenses as %
                  Total Payments Amount Retained      Expenses  of Net Assets
                      Under Plan  by Distributor    Under Plan       of Class
-----------------------------------------------------------------------------
Class B Plan          $4,314,910      $3,319,520    $1,239,527           0.37%
Class C Plan             748,617          97,114     1,565,429           2.50
Class N Plan              17,553          16,677        97,006           2.27





                    32 | OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:

                                                        Call Options
                                            ------------------------
                                            Number of      Amount of
                                            Contracts       Premiums
--------------------------------------------------------------------
Options outstanding as of December 31, 2001        --    $        --
Options written                                31,474      4,800,730
Options closed or expired                     (20,067)    (3,766,128)
Options exercised                              (2,470)      (604,770)
                                            ------------------------
Options outstanding as of December 31, 2002     8,937    $   429,832
                                            ========================





                    33 |OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was zero.

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.



                    34 | OPPENHEIMER TOTAL RETURN FUND, INC.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Oppenheimer Total Return Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Fund, Inc., including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP

Denver, Colorado
January 23, 2003




                    35 | OPPENHEIMER TOTAL RETURN FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.0193 and $0.0300 per share were paid to Class A and Class Y shareholders, on December 17, 2002 and December 16, 2002, respectively, all of which was designated as "ordinary income" for federal income tax purposes.
   Dividends paid by the Fund during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                    36 | OPPENHEIMER TOTAL RETURN FUND, INC.

DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age    Other Trusteeships/Directorships Held by
                                Director; Number of Portfolios in Fund Complex
                                Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below
DIRECTORS                       is 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Director serves for an
                                indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                 Formerly, Chief Executive Officer (until August
Chairman and Director           27, 2002) of the Board II Funds, Vice Chairman
(since 1969)                    (until January 2, 2002) of OppenheimerFunds,
Age: 69                         Inc. (the Manager) and President and a director
                                (until 1997) of Centennial Asset Management
                                Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,           Chairman of the following private mortgage
Director (since 1999)           banking companies: Cherry Creek Mortgage Company
Age: 65                         (since 1991), Centennial State Mortgage Company
                                (since 1994), The El Paso Mortgage Company
                                (since 1993), Transland Financial Services, Inc.
                                (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media
                                Corporation (since 1984); a director of the following public companies: Storage Technology
                                Corporation (computer equipment company) (since
                                1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                UNUMProvident (insurance company) (since 1991).
                                Formerly Director of International Family
                                Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995),
                                Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                                Title (title insurance agency) (1995-June 1999);
                                a U.S. Senator (January 1979-January 1991).
                                Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                 Formerly, Director and President of A.G. Edwards
Director (since 1993)           Capital, Inc. (General Partner of private equity
Age: 71                         funds) (until February 2001); Chairman,
                                President and Chief Executive Officer of A.G.
                                Edwards Capital, Inc. (until March 2000); Vice
                                Chairman and Director of A.G. Edwards, Inc. and
                                Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                                1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                (until March 1999); and a Director (until March
                                2000) of A.G. Edwards & Sons and A.G. Edwards
                                Trust Company. Oversees 41 portfolios in the
                                OppenheimerFunds complex.

George C. Bowen,                Formerly (until April 1999): Senior Vice
Director (since 1997)           President (from September 1987) and Treasurer
Age: 66                         (from March 1985) of the Manager; Vice President
                                (from June 1983) and Treasurer (since March
                                1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice
                                President (since February 1992), Treasurer
                                (since July 1991) Assistant Secretary and a director (since December 1991) of the Centennial
                                Asset Management Corporation; Vice President
                                (since October 1989) and Treasurer (since April
                                1986) of HarbourView Asset Management
                                Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial
                                Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary
                                (since April 1981) of Shareholder Services, Inc.
                                (a transfer agent subsidiary of the Manager);
                                Vice President, Treasurer and Secretary (since
                                November 1989) of Shareholder Financial
                                Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                1998) of Oppenheimer Acquisition Corp. (the
                                Manager's parent corporation); Treasurer (since
                                November 1989) of Oppenheimer Partnership
                                Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer
                                (since July 1996) of Oppenheimer Real Asset





                    37 | OPPENHEIMER TOTAL RETURN FUND, INC.

DIRECTORS AND OFFICERS  Continued

George C. Bowen, continued      Management, Inc. (an investment advisory
                                subsidiary of the Manager); Chief Executive
                                Officer and director (since March 1996) of
                                MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since
                                October 1997) of OppenheimerFunds International
                                Ltd. and Oppenheimer Millennium Funds plc
                                (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,              A member of The Life Guard of Mount Vernon,
Director (since 1999)           (George Washington's home) (since June 2000).
Age: 64                         Formerly (March 2001 - May 2002) Director of
                                Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                  Chairman and Director (since 1998) of Rocky
Director (since 1990)           Mountain Elk Foundation (a not-for-profit
Age: 60                         foundation); and a director (since October
                                1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly
                                Chairman and a director (until October 1996) and President and Chief Executive Officer
                                (until October 1995) of the Manager; President,
                                Chief Executive Officer and a director of Oppenheimer Acquisition Corp., Shareholders
                                Services Inc. and Shareholder Financials
                                Services, Inc. (until October 1995). Oversees
                                41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                   A trustee or director of other Oppenheimer
Director (since 1996)           funds. Formerly (until October 1994) Mr.
Age: 62                         Freedman held several positions in subsidiary
                                or affiliated companies of the Manager.
                                Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,            Trustee (since 1996) of MassMutual
Director (since 2002)           Institutional Funds and of MML Series
Age: 56                         Investment Fund (open-end investment
                                companies); Director of MML Services (since
                                April 1987) and America Funds Emerging Markets
                                Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                (a philanthropy organization) (since April
                                2002), and Community Hospital of Monterey
                                Peninsula, (since February 2002); a trustee
                                (since February 2000) of Monterey International
                                Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                Michigan and Hartford Hospital. Formerly,
                                President (February 1991-April 2000) ARCO
                                Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,               Director (since 2001) of Jones Knowledge, Inc.
Director (since 2002)           (a privately held company), U.S. Exploration,
Age: 58                         Inc., (since 1997), Colorado UpLIFT (a
                                non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                (since 2000). Formerly, Chairman of U.S. Bank
                                (a subsidiary of U.S. Bancorp and formerly
                                Colorado National Bank,) (July 1996-April 1,
                                1999) and a director of Commercial Assets, Inc.
                                (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.






                    38 | OPPENHEIMER TOTAL RETURN FUND, INC.

F. William Marshall, Jr.,       Trustee (since 1996) of MassMutual
Director (since 2000)           Institutional Funds and of MML Series
Age: 60                         Investment Fund (open-end investment
                                companies); Trustee and Chairman (since May
                                1987) of the investment committee for the Worcester Polytech Institute; President and
                                Treasurer (since January 1999) of the SIS Fund
                                (a private not for profit charitable
                                organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                                Trustee (since 1996) of the Community Music
                                School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                                Chairman (January 1999-July 1999) of SIS &
                                Family Bank, F.S.B. (formerly SIS Bank);
                                President, Chief Executive Officer and Director
                                (May 1993-December 1998) of SIS Bankcorp, Inc.
                                and SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President
                                (January 1999-July 1999) of Peoples Heritage
                                Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------
INTERESTED                      The address of Mr. Murphy in the chart below is
DIRECTOR AND OFFICER            498 Seventh Avenue, New York, NY 10018. Mr.
                                Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director
President and Director          (since June 2001) and President (since
(since October 2001)            September 2000) of the Manager; President and a
Age: 53                         director or trustee of other Oppenheimer funds;
                                President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                                Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc.; President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program
                                (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                OppenheimerFunds, Inc.: OFI Institutional Asset
                                Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001),
                                HarbourView Asset Management Corporation and
                                OFI Private Investments, Inc. (since July
                                2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management
                                Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                                Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company
                                (the Manager's parent company); a director
                                (since June 1995) of DLB Acquisition
                                Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                                formerly, Chief Operating Officer (September
                                2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                                Series Investment Fund and MassMutual
                                Institutional Funds (open-end investment companies); a director (September 1999-August
                                2000) of C.M. Life Insurance Company;
                                President, Chief Executive Officer and director
                                (September 1999-August 2000) of MML Bay State
                                Life Insurance Company; a director (June
                                1989-June 1998) of Emerald Isle Bancorp and
                                Hibernia Savings Bank (a wholly-owned
                                subsidiary of Emerald Isle Bancorp). Oversees
                                69 portfolios in the OppenheimerFunds complex.





                    39 | OPPENHEIMER TOTAL RETURN FUND, INC.

DIRECTORS AND OFFICERS  Continued


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Bartlett, Leavy and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

Bruce Bartlett,                 Senior Vice President (since January 1999) of
Vice President (since 1995)     the Manager. Prior to joining the Manager in
Age: 52                         April 1995, he was a Vice President and Senior
                                Portfolio Manager at First of America
                                Investment Corp. (September 1986 - April 1995).
                                An officer of 6 portfolios in the
                                OppenheimerFunds complex.

Christopher Leavy,              Senior Vice President (since September 2000) of
Vice President (since 2000)     the Manager; prior to joining the Manager in
Age: 31                         September 2000, he was a portfolio manager of
                                Morgan Stanley Dean Witter Investment
                                Management (from 1997) prior to which he was a portfolio manager and equity analyst of Crestar
                                Asset Management (from 1995). An officer of 5 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since
Treasurer, Principal Financial  March 1999) of the Manager; Treasurer (since
and Accounting Officer          March 1999) of HarbourView Asset Management
(since 1999)                    Corporation, Shareholder Services, Inc.,
Age: 43                         Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services, Inc.,
                                Oppenheimer Partnership Holdings, Inc., OFI
                                Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000); Treasurer and Chief
                                Financial Officer (since May 2000) of
                                Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                (since March 1999) of Oppenheimer Acquisition
                                Corp. and OppenheimerFunds Legacy Program
                                (since April 2000); formerly Principal and
                                Chief Operating Officer (March 1995-March
                                1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 General Counsel (since November 2001) of the
Vice President and Secretary    Manager; Senior Vice President (since May 1985)
(since 2001) Age: 54            and General Counsel (since February 2002) of
                                OppenheimerFunds, Inc.; General Counsel and a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc.; Senior Vice
                                President and General Counsel (since November
                                2001) of HarbourView Asset Management
                                Corporation; Vice President and a director
                                (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director
                                (since November 2001) of Shareholder Services,
                                Inc., Shareholder Financial Services, Inc., OFI
                                Private Investments, Inc., Oppenheimer Trust
                                Company and OFI Institutional Asset Management,
                                Inc.; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.;
                                Assistant Secretary and a director (since
                                November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since
                                November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of
                                Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium
                                Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.





The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.



                    40 | OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMER TOTAL RETURN FUND, INC.


--------------------------------------------------------------------------------
Investment Advisor         OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent


--------------------------------------------------------------------------------
Independent Auditors       Deloitte & Touche LLP


--------------------------------------------------------------------------------
Legal Counsel              Myer, Swanson, Adams & Wolf, P.C.
to the Fund


--------------------------------------------------------------------------------
Legal Counsel to the       Mayer Brown Rowe & Maw
Independent Directors



(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



41 | OPPENHEIMER TOTAL RETURN FUND, INC.

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                                              [LOGO OMITTED] OppenheimerFunds(R)
                                                             Distributor, Inc.

RA0420.001.1202     February 28, 2003